================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 2, 2007

 COMMISSION       REGISTRANT; STATE OF INCORPORATION;          IRS EMPLOYER
FILE NUMBER        ADDRESS; AND TELEPHONE NUMBER             IDENTIFICATION NO.
-----------       ----------------------------------        -------------------
    1-9513                   CMS ENERGY CORPORATION                 38-2726431
                            (A MICHIGAN CORPORATION)
                                ONE ENERGY PLAZA
                            JACKSON, MICHIGAN 49201
                                 (517) 788-0550

    1-5611                  CONSUMERS ENERGY COMPANY                38-0442310
                            (A MICHIGAN CORPORATION)
                                ONE ENERGY PLAZA
                            JACKSON, MICHIGAN 49201
                                 (517) 788-0550


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On May 2, 2007, CMS Enterprises Company, a wholly owned subsidiary of CMS Energy Corporation ("CMS Energy"), completed the previously announced sale of CMS Generation, its wholly owned subsidiary. CMS Generation holds an indirect interest in certain independent power and water projects and plant operations and maintenance companies located in Morocco, Saudi Arabia, Ghana, India and the United Arab Emirates. The Abu Dhabi National Energy Company PJSC ("Abu Dhabi") was the buyer. The purchase price was $900 million, which included the payment of approximately $106 million in debt. A CMS Energy-issued news release dated May 2, 2007, which is attached as Exhibit 99.1 and incorporated by reference, contains additional information with respect to the transaction.

CMS Energy and Abu Dhabi's majority owner, the Abu Dhabi Water and Electricity Authority ("ADWEA"), have been long-time partners. In conjunction with ADWEA (in the case of one project, in conjunction with International Power Plc), CMS Generation developed, constructed, and operated two major independent power and water projects in the United Arab Emirates. Those facilities, Al Taweelah A2 and Shuweihat S1, were part of the sale. The other businesses included in the sale were CMS Energy's interests in the Jorf Lasfar Energy Company coal-fueled power plant in Morocco, the Jubail Energy Company natural gas cogeneration power plant in Saudi Arabia, the Takoradi International Company crude oil power plant in Ghana, and the ST-CMS Company coal-fueled power plant in Neyveli, India. A significant portion of CMS Generation's interests are equity method investments. The sale agreements contain indemnifications, guarantees, and representations and warranties that are typical for such sale transactions. Consideration for the sale was established as a result of (1) the use of CMS Energy's internal valuation models, (2) assistance by investment banking consultants, and (3) arm's-length negotiations between CMS Energy and Abu Dhabi.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(b)  PRO FORMA FINANCIAL INFORMATION

The accompanying unaudited pro forma condensed consolidated financial statements reflect adjustments to the historical consolidated financial statements of CMS Energy to give effect to the sale of interests in CMS Generation and the sale of Argentine and Michigan businesses discussed in the Form 8-K filed on March 14, 2007. The transactions will be accounted for in accordance with Statement of Financial Accounting Standards (FAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" and Emerging Issues Task Force 03-13, "Applying the Conditions in Paragraph 42 of FAS Statement No. 144 in Determining Whether to Report Discontinued Operations".

Certain information and notes normally included in consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission governing pro forma information. The accompanying unaudited pro forma condensed consolidated financial statements should be read in conjunction with the consolidated financial statements of CMS Energy, as contained in its 2006 Annual Report on Form 10-K.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet assumes the sale of interests in CMS Generation and the sale of Argentine and Michigan businesses were completed on December 31, 2006. Therefore, the net loss and gain on the sales recognized at December 31, 2006 in the Unaudited Pro Forma Condensed Consolidated Balance Sheet will ultimately differ from the actual loss and gain that occurred at the dates of sale. The Unaudited Pro Forma Condensed Consolidated Statements of Income (Loss) assume the dispositions occurred on January 1, 2004. The accompanying unaudited pro forma condensed consolidated financial statements are presented for purposes of illustration only, in accordance with the adjustments set forth below, and are not necessarily indicative of the financial position or results of operations that would have occurred had the sales been completed on the dates as of which, or at the beginning of the period which, the sales are being given effect, nor are they necessarily indicative of future operating results or financial position of CMS Energy.

                             CMS ENERGY CORPORATION

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                             AS OF DECEMBER 31, 2006
                                  (In Millions)


                                                            ARGENTINE
                                                           AND MICHIGAN
                                                            HISTORICAL       CMS GENERATION
                                                           ADJUSTMENTS         HISTORICAL
                                                             AND SALE         ADJUSTMENTS
                                                            TRANSACTION         AND SALE            PRO FORMA
                                           HISTORICAL      (NOTES 1 AND        TRANSACTION         ADJUSTMENTS          PRO FORMA
                                           CMS ENERGY           2)           (NOTES 1 AND 2)     (NOTES 1 AND 2)        CMS ENERGY
                                           ----------      ------------      ---------------     ---------------        ----------
ASSETS

Plant and property (at cost)                  $ 12,642           $ (250)              $ (54)                $ -           $ 12,338
Less accumulated depreciation,
depletion and
amortization                                     5,317             (119)                (11)                  -              5,187
                                         ---------------   --------------    ----------------    ----------------      -------------
                                                 7,325             (131)                (43)                                 7,151
Construction work-in-progress                      651                -                   -                   -                651
                                         ---------------   --------------    ----------------    ----------------      -------------
Net plant and property                           7,976             (131) (a)            (43) (a)              -              7,802
Investments                                        598              (19) (a)           (477) (a)              -                102
Cash and cash equivalents at
cost, which
approximates market                                351               130 (a)             771 (a)          (959)  (b)           293
Accounts receivable, notes
receivable, and
accrued revenue, net                               808              (25) (a)            (36) (a)              -                747
Inventories at average cost                      1,357               (6) (a)             (3) (a)              -              1,348
Other current assets                               627               (2) (a)            (67) (a)              -                558
Non-current assets                               3,654              (16) (a)           (106) (a)              -              3,532
                                         ---------------   --------------    ----------------    ----------------      -------------
TOTAL ASSETS                                  $ 15,371             $(69)               $ 39              $ (959)          $ 14,382
                                         ===============   ==============    ================    ================      =============



STOCKHOLDERS' INVESTMENT
AND LIABILITIES

Common stockholders' equity                      $   2             $  -                $  -                 $ -              $   2
Other paid-in capital                            4,468                -                   -                   -              4,468
Accumulated other comprehensive loss              (318)             127  (c)            (14) (c)              -               (205)
Retained deficit                                (1,918)            (161) (d)             33  (d)              -             (2,046)
Preferred stock                                    305                -                   -                   -                305
Long-term debt                                   6,202                -                (106) (e)           (959) (b)         5,137
Long-term debt related parties                     178                -                   -                   -                178
Non-current portion of capital
and finance
lease obligations                                   42                -                   -                   -                 42
                                         ---------------   --------------    ----------------    ----------------      -------------
   Total capitalization                          8,961              (34)                (87)               (959)             7,881
Minority interests                                  91               (3) (f)            (11) (f)              -                 77
Accounts payable                                   564              (21) (g)            (16) (g)              -                527
Other current liabilities                        1,592              (13) (g)            (20) (g)              -              1,559
Non-current liabilities                          4,163                2  (g)            173  (g)              -              4,338
                                         ---------------   --------------    ----------------    ----------------      -------------
TOTAL STOCKHOLDERS' INVESTMENT
 AND LIABILITIES                              $ 15,371            $ (69)               $ 39              $ (959)          $ 14,382
                                         ===============   ==============    ================    ================      =============



      See notes to pro forma condensed consolidated financial statements.

                             CMS ENERGY CORPORATION

     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

                    FOR THE YEAR ENDED DECEMBER 31, 2006 (In
                       Millions, except per share amounts)

                                                                 ARGENTINE AND
                                                                   MICHIGAN
                                                                  HISTORICAL        CMS GENERATION       PRO FORMA
                                                                  ADJUSTMENTS         HISTORICAL        ADJUSTMENTS
                                                    HISTORICAL   (NOTES 1 AND         ADJUSTMENTS        (NOTES 1       PRO FORMA
                                                    CMS ENERGY         2)           (NOTES 1 AND 2)       AND 2)        CMS ENERGY
                                                    ----------   ------------       ---------------       ------        ----------
OPERATING REVENUE                                      $ 6,810          $ (199) (h)         $ (254) (h)        $ -         $ 6,357
EARNINGS FROM EQUITY METHOD INVESTEES                       89              (3) (i)            (89) (i)          -             (3)
OPERATING EXPENSES                                                                                               -
  Fuel for electric generation                             984             (59) (j)           (202) (j)          -             723
  Fuel costs mark-to-market at the MCV Partnership         204               -                   -               -             204
  Purchased and interchange power                          829             (50) (j)              -               -             779
  Cost of gas sold                                       2,131               -                   -               -           2,131
  Other operating expense                                1,225             (18) (j)            (20) (j)          -           1,187
  Maintenance                                              326             (15) (j)             (8) (j)          -             303
  Depreciation, depletion, and amortization                576             (13) (j)            (12) (j)          -             551
  General taxes                                            198              (1) (j)             (3) (j)          -             194
  Asset impairment charges                                 459               -                   -               -             459
                                                    ------------ ---------------    ----------------    ------------    ------------
                                                         6,932            (156)               (245)              -           6,531
                                                    ------------ ---------------    ----------------    ------------    ------------

OPERATING LOSS                                             (33)           (46)                (98)               -            (177)

OTHER INCOME (DEDUCTIONS)                                                                                        -
  Gain on asset sales, net                                  79               -                   -               -              79
  Interest and dividends                                    86              (5) (k)              -               -              81
  Other income                                              36               -                  (3) (k)          -              33
                                                    ------------ ---------------    ----------------    ------------    ------------
                                                           201              (5)                 (3)              -             193

FIXED CHARGES                                              511             (10) (l)            (12) (l)        (67) (m)        422
                                                    ------------ ---------------    ----------------    ------------    ------------

INCOME (LOSS) BEFORE INCOME TAXES AND
  MINORITY INTERESTS (OBLIGATIONS)                        (343)            (41)                (89)             67            (406)
MINORITY INTEREST (OBLIGATIONS), NET                      (100)             (1) (n)             (1) (n)          -            (102)
INCOME TAX  EXPENSE (BENEFIT)                             (158)            (19) (o)             (7) (o)         23  (p)       (161)
                                                    ------------ ---------------    ----------------    ------------    ------------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
PREFERRED DIVIDENDS                                        (85)           (21)                (81)              44            (143)

PREFERRED DIVIDENDS                                         11               -                   -               -              11
                                                    ------------ ---------------    ----------------    ------------    ------------

INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER
PREFERRED DIVIDENDS                                      $ (96)          $ (21)             $ (81)            $ 44          $ (154)
                                                    ============ ===============    ================    ============    ============

INCOME (LOSS) FROM CONTINUING OPERATIONS PER SHARE:
   Basic    - Average Common Shares Outstanding          219.9                                                                219.9
            - Income (Loss) Per Average Common Share    $(0.44)                                                              $(0.70)
   Diluted - Average Common Shares Outstanding           219.9                                                                219.9
           - Income (Loss) Per Average Common Share     $(0.44)                                                              $(0.70)



      See notes to pro forma condensed consolidated financial statements.

                             CMS ENERGY CORPORATION

     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

                    FOR THE YEAR ENDED DECEMBER 31, 2005 (In
                       Millions, except per share amounts)

                                                                 ARGENTINE AND
                                                                   MICHIGAN
                                                                  HISTORICAL         CMS GENERATION       PRO FORMA
                                                                  ADJUSTMENTS          HISTORICAL        ADJUSTMENTS
                                                    HISTORICAL   (NOTES 1 AND          ADJUSTMENTS        (NOTES 1       PRO FORMA
                                                    CMS ENERGY         2)            (NOTES 1 AND 2)       AND 2)        CMS ENERGY
                                                    ----------    ----------         ---------------       ------        ----------

OPERATING REVENUE                                      $ 6,288          $ (142) (h)           $ (87) (h)        $ -         $ 6,059
EARNINGS FROM EQUITY METHOD INVESTEES                      125              (4) (i)            (100) (i)          -              21
OPERATING EXPENSES                                                                                                -
  Fuel for electric generation                             720             (40) (j)             (36) (j)          -             644
  Fuel costs mark-to-market at the MCV Partnership        (200)              -                    -               -            (200)
  Purchased and interchange power                          546             (38) (j)               1  (j)          -             509
  Cost of gas sold                                       2,297               -                    -               -           2,297
  Other operating expense                                1,105             (13) (j)             (22) (j)          -           1,070
  Maintenance                                              249             (10) (j)              (3) (j)          -             236
  Depreciation, depletion, and amortization                525             (11) (j)              (9) (j)          -             505
  General taxes                                            261              (1) (j)              (1) (j)          -             259
  Asset impairment charges                               1,184               -                    -               -           1,184
                                                    ------------ ---------------     ----------------    ------------    -----------
                                                         6,687            (113)                 (70)              -           6,504
                                                    ------------ ---------------     ----------------    ------------    -----------

OPERATING LOSS                                            (274)            (33)                (117)              -            (424)

OTHER INCOME (DEDUCTIONS)                                                                                         -
  Gain on asset sales, net                                   6               -                    -               -               6
  Interest and dividends                                    66              (2) (k)              (1) (k)          -              63
  Other income                                             (15)              -                    3  (k)          -             (12)
                                                    ------------ ---------------     ----------------    ------------    -----------
                                                            57              (2)                   2               -              57

FIXED CHARGES                                              489              (8) (l)               1  (l)        (67) (m)        415
                                                    ------------ ---------------     ----------------    ------------    -----------

INCOME (LOSS) BEFORE INCOME TAXES AND
  MINORITY INTERESTS (OBLIGATIONS)                        (706)            (27)                (116)             67            (782)
MINORITY INTEREST (OBLIGATIONS), NET                      (440)             (1) (n)              (2) (n)          -            (443)
INCOME TAX  EXPENSE (BENEFIT)                             (168)            (16) (o)              48  (o)         23  (p)       (113)
                                                    ------------ ---------------     ----------------    ------------    -----------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
PREFERRED DIVIDENDS                                        (98)           (10)                 (162)             44            (226)

PREFERRED DIVIDENDS                                         10               -                    -               -              10
                                                    ------------ ---------------     ----------------    ------------    -----------

INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER
PREFERRED DIVIDENDS                                     $ (108)          $ (10)             $ (162)            $ 44          $ (236)
                                                    ============ ===============     ================    ============    ===========

INCOME (LOSS) FROM CONTINUING OPERATIONS PER SHARE:
   Basic    - Average Common Shares Outstanding          211.8                                                                211.8
                - Income (Loss) Per
Average Common Share                                    $(0.51)                                                              $(1.11)
   Diluted - Average Common Shares Outstanding           211.8                                                                211.8
                - Income (Loss) Per
Average Common Share                                    $(0.51)                                                              $(1.11)




      See notes to pro forma condensed consolidated financial statements.

                             CMS ENERGY CORPORATION

     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

                    FOR THE YEAR ENDED DECEMBER 31, 2004 (In
                       Millions, except per share amounts)

                                                                  ARGENTINE AND
                                                                    MICHIGAN
                                                                   HISTORICAL         CMS GENERATION       PRO FORMA
                                                                   ADJUSTMENTS          HISTORICAL        ADJUSTMENTS
                                                    HISTORICAL    (NOTES 1 AND          ADJUSTMENTS        (NOTES 1       PRO FORMA
                                                    CMS ENERGY          2)            (NOTES 1 AND 2)       AND 2)        CMS ENERGY
                                                    ----------   -------------        ---------------       ------        ----------
OPERATING REVENUE                                      $ 5,472           $ (103) (h)           $ (65) (h)        $ -         $ 5,304
EARNINGS FROM EQUITY METHOD INVESTEES                      115               (1) (i)             (88) (i)          -              26
OPERATING EXPENSES                                                                                                 -
  Fuel for electric generation                             774              (29) (j)             (16) (j)          -             729
  Fuel costs mark-to-market at the MCV Partnership          19                -                    -               -              19
  Purchased and interchange power                          344              (17) (j)               -               -             327
  Cost of gas sold                                       1,786                -                    -               -           1,786
  Other operating expense                                  954              (10) (j)             (17) (j)          -             927
  Maintenance                                              256              (10) (j)              (3) (j)          -             243
  Depreciation, depletion, and amortization                431              (12) (j)              (2) (j)          -             417
  General taxes                                            270               (1) (j)               -               -             269
  Asset impairment charges                                 160                -                    -               -             160
                                                    ------------  ---------------     ----------------    ------------    ----------
                                                         4,994              (79)                 (38)              -           4,877
                                                    ------------  ---------------     ----------------    ------------    ----------

OPERATING INCOME (LOSS)                                    593              (25)                (115)              -             453

OTHER INCOME (DEDUCTIONS)                                                                                          -
  Gain on asset sales, net                                  52                -                    -               -              52
  Interest and dividends                                    27                -                   (1) (k)          -              26
  Other income                                              99               (2) (k)              (1) (k)          -              96
                                                    ------------  ---------------     ----------------    ------------    ----------
                                                           178               (2)                  (2)              -             174

FIXED CHARGES                                              634              (11) (l)             (12) (l)        (67) (m)        544
                                                    ------------  ---------------     ----------------    ------------    ----------

INCOME (LOSS) BEFORE INCOME TAXES AND
  MINORITY INTERESTS (OBLIGATIONS)                         137              (16)                (105)             67              83
MINORITY INTEREST (OBLIGATIONS), NET                        15               (1) (n)              (2) (n)          -              12
INCOME TAX  EXPENSE (BENEFIT)                               (5)              (6) (o)             (11) (o)         23  (p)          1
                                                    ------------  ---------------     ----------------    ------------    ----------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
PREFERRED DIVIDENDS                                        127              (9)                 (92)              44              70

PREFERRED DIVIDENDS                                         11                -                    -               -              11
                                                    ------------  ---------------     ----------------    ------------    ----------

INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER
PREFERRED DIVIDENDS                                      $ 116             $ (9)              $ (92)            $ 44            $ 59
                                                    ============  ===============     ================    ============    ==========

INCOME (LOSS) FROM CONTINUING OPERATIONS PER SHARE:
   Basic    - Average Common Shares Outstanding          168.6                                                                 168.6
                - Income (Loss) Per
                  Average Common Share                   $0.68                                                                 $0.35
   Diluted - Average Common Shares Outstanding           172.1                                                                 172.1
                - Income (Loss) Per
                  Average Common Share                   $0.67                                                                 $0.35


      See notes to pro forma condensed consolidated financial statements.

NOTE 1 -- SALE OF INTERESTS IN THE ARGENTINE AND MICHIGAN BUSINESSES AND CMS GENERATION

CMS Energy has reflected, in the accompanying unaudited pro forma condensed consolidated financial statements, total proceeds of $1.080 billion. The proceeds from the sales will be used to reduce debt. The sales would result in an after-tax loss of $128 million if calculated as of December 31, 2006. This loss is reflected in retained deficit in the accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2006. The loss was calculated as follows:

                                                                                   In Millions
                                                          ----------------------------------------------------------------
                                                            Michigan and
                                                              Argentine                CMS
                                                             Businesses            Generation                 Total
                                                          -----------------       --------------       -------------------
Total proceeds                                                $    180                $    900             $  1,080
Net book value of assets sold                                     (202)                   (686)  (a)           (888)
Reclassification of cumulative foreign currency
translation adjustments                                           (195)                      3                 (192)
Reclassification of derivatives in other comprehensive
loss                                                                 -                      22                   22
Fair value liabilities                                             (25)  (b)               (80)  (c)           (105)
Selling expenses                                                    (5)                    (10)                 (15)
                                                          -----------------       --------------       -------------------
Gain (Loss) on Sale Before Taxes                                  (247)                    149                  (98)
Tax benefit (expense)                                               86                    (116)  (d)            (30)
                                                          -----------------       --------------       -------------------
Net Gain (Loss) on Sale                                       $   (161)               $     33             $   (128)
                                                          =================       ==============       ===================

(a) Includes payment of $106 million of debt by Abu Dhabi.

(b) Relates to the recognition of an estimated $25 million fair value of a liability related to claims on Gas Transmission and Generation assets in Argentina.

(c) Relates to the recognition of the estimated fair value of liabilities related to indemnities at certain CMS Generation interests.

(d) Includes $64 million of U.S. income tax expense associated with the change in determination of permanent reinvestment of undistributed earnings.

The Unaudited Pro Forma Condensed Consolidated Statements of Income (Loss) for the years ended December 31, 2005 and December 31, 2004 present the elimination of historical values that will not qualify for discontinued operations and historical values to be reclassified as discontinued operations that were not required to be reflected in discontinued operations as of December 31, 2006. The Unaudited Pro Forma Condensed Consolidated Statements of Income (Loss) include the elimination of allocated parent interest of $15 million in 2006, $11 million in 2005, and $14 million in 2004. The after-tax loss resulting from this transaction has not been reflected in the accompanying Unaudited Pro Forma Condensed Consolidated Statements of Income (Loss).

NOTE 2 --ADJUSTMENTS

The following is a summary of the adjustments:

Condensed Consolidated Balance Sheet:

     (a) To reflect the removal of the interests in the transferred assets and the receipt of cash consideration from the Argentine and Michigan Businesses and CMS Generation.

     (b) To reflect the use of the net proceeds of $959 million to retire long-term debt, excluding any premiums assessed to retire long-term debt. The net proceeds are calculated as follows:

                                        In Millions
                                        -----------
Total proceeds                            $1,080
   Less: Payment of debt by Abu Dhabi       (106)
         Selling expenses                    (15)
                                          ------
                                          $  959
                                          ------

     (c) To reflect the reversal of $125 million, net of $ 67 million in taxes, of certain cumulative amounts of the Argentine Businesses and CMS Generation-related foreign currency translation adjustments from Accumulated other comprehensive loss into earnings offset by the reversal of $12 million, into earnings, net of $10 million in taxes, of certain cumulative amounts of the CMS Generation-related derivative fair value changes that are accounted for in Accumulated other comprehensive loss.

     (d) To reflect the earnings impact, net of tax, of the loss on the sale of CMS Energy's interests in the Argentine and Michigan Businesses and the gain on the sale of CMS Energy's interests in CMS Generation and the reclassification of cumulative foreign currency translation adjustments and certain derivative fair value changes.

     (e) To reflect the retirement of long-term debt at CMS Generation.

     (f) To reflect the removal of Minority interests.

     (g) To reflect the removal of the interests in the transferred liabilities, the recognition of the estimated fair value of non-current liabilities related to indemnities at certain CMS Generation interests, and the recognition of non-current deferred tax liabilities in conjunction with the sale of CMS Energy's interests.

Condensed Consolidated Statements of Income (Loss):

     (h) To reflect the elimination of historical Operating Revenue, assuming the dispositions occurred as of January 1, 2004.

     (i) To reflect the elimination of historical Earnings from Equity Method Investees for the Argentine Businesses and CMS Generation, assuming the dispositions occurred as of January 1, 2004. Equity method earnings do not include Takoradi and other consolidated entities.

     (j) To reflect the elimination of historical Operating Expenses, assuming the dispositions occurred as of January 1, 2004.

     (k) To reflect the elimination of historical Other Income (Deductions), assuming the dispositions occurred as of January 1, 2004.

     (l) To reflect the elimination of historical Fixed Charges and allocated parent interest, assuming the dispositions occurred as of January 1, 2004.

     (m) To reflect reduced interest expense at an average interest rate of 7.0 percent from the use of $959 million of net proceeds to reduce long-term debt outstanding assuming the dispositions occurred as of January 1, 2004.

     (n) To reflect the elimination of Minority Interest (Obligations), assuming the dispositions occurred as of January 1, 2004.

     (o) To reflect the elimination of income tax expense applicable to CMS Energy's interests, assuming the dispositions occurred as of January 1, 2004.

     (p) To reflect the income tax effects of the pro forma adjustments, assuming the dispositions occurred as of January 1, 2004.

(d) EXHIBITS.

99.1     CMS Energy's News Release dated May 2, 2007.

This Form 8-K contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" each found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's Form 10-K and Consumers' Form 10-K for the Year Ended December 31, 2006 (CMS Energy's and Consumers' "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers' results to differ materially from those anticipated in such statements.



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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CMS ENERGY CORPORATION

Dated: May 3, 2007

                                 By:      /s/ Thomas J. Webb
                                          -----------------------------------
                                          Thomas J. Webb
                                          Executive Vice President and
                                          Chief Financial Officer


                                          CONSUMERS ENERGY COMPANY

Dated: May 3, 2007

                                 By:      /s/ Thomas J. Webb
                                          -----------------------------------
                                          Thomas J. Webb
                                          Executive Vice President and
                                          Chief Financial Officer




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